UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2017

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Lane, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2017, Spark Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as representative of the several underwriters identified therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell up to 1,610,000 shares of the Company’s newly designated 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series A Preferred Stock”), which number includes an option to purchase up to an additional 210,000 shares of Series A Preferred Stock (the “Underwriter’s Option”), at a price to the public of $25.00 per share of Series A Preferred Stock ($24.2125 per share of Series A Preferred Stock to the Company, net of underwriting discounts and commissions). The Company expects to receive approximately $33.6 million in net proceeds from the offering (excluding the Underwriter’s Option), after deducting underwriting discounts and commissions and a structuring fee, but before estimated offering expenses.

The Series A Preferred Stock will be issued pursuant to a final prospectus supplement (the “Prospectus Supplement”) filed by the Company on March 10, 2017 with the Securities and Exchange Commission pursuant to rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a shelf registration statement filed by the Company on Form S-3 (File No. 333-214023), which became effective on October 20, 2016. The offering is expected to close on or about March 15, 2017, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 23.1 hereto the opinion and consent, respectively, of its counsel, Andrews Kurth Kenyon LLP.

Item 3.03. Material Modification to Rights of Security Holders.

The filing of the Certificate of Designations (as defined below) and the issuance of the Series A Preferred Stock affects the holders of the Company’s Class A common stock and Class B common stock to the extent provided for in the Certificate of Designations. The information included in Item 5.03 of this Current Report on Form 8-K, including the description of the Certificate of Designations, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2017, the Company filed a Certificate of Designations of Rights and Preferences (the “Certificate of Designations”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware with respect to 4,000,000 shares of Series A Preferred Stock. Pursuant to the Certificate of Designations, except upon a change of control of the Company, the Series A Preferred Stock will not be subject to preemptive rights and is not convertible into, or exchangeable for, any of the Company’s other property or securities. The Series A Preferred Stock may not be redeemed before April 15, 2022, at or after which time the Series A Preferred Stock may be redeemed, in whole or in part, at the Company’s option at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption. In the event of a change of control of the Company, the Series A Preferred Stock will be redeemable at the option of the Company (or the acquiring entity) in whole or in part within one hundred twenty (120) days after the first date on which such change of control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption. There is no mandatory redemption of the Series A Preferred Stock. See the Certificate of Designations for additional information relating to the payment of dividends, voting rights, the ranking of the Series A Preferred Stock in comparison with the Company’s other securities, and other matters.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 5 to the Company’s Form 8-A filed on March 14, 2017 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

In connection with the offering, the Company issued a press release announcing the commencement of the offering and a press release announcing that it had priced the offering (collectively, the “Press Releases”). The Press Releases are furnished herewith as Exhibit 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 8, 2017, between Spark Energy, Inc. and RBC Capital Markets, LLC, as representative of the underwriters named therein
3.1
Certificate of Designations of Rights and Preferences of 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock (incorporated herein by reference to Exhibit 5 of the Company’s Registration Statement on Form 8-A filed on March 14, 2017)

5.1	Opinion of Andrews Kurth Kenyon LLP
23.1	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1 hereto)
99.1	Press Release dated March 8, 2017 announcing commencement of the offering
99.2	Press Release dated March 8, 2017 announcing pricing of the offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2017

Spark Energy, Inc.

By:	/s/ Gil Melman
Name:	Gil Melman
Title:	Vice President, General Counsel and Corporate Secretary

Exhibit No.	Description

1.1	Underwriting Agreement dated March 8, 2017, between Spark Energy, Inc. and RBC Capital Markets, LLC, as representative of the underwriters named therein
3.1
Certificate of Designations of Rights and Preferences of 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock (incorporated herein by reference to Exhibit 5 of the Company’s Registration Statement on Form 8-A filed on March 14, 2017)

5.1	Opinion of Andrews Kurth Kenyon LLP
23.1	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1 hereto)
99.1	Press Release dated March 8, 2017 announcing commencement of the offering
99.2	Press Release dated March 8, 2017 announcing pricing of the offering